UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2008

BIO SOLUTIONS MANUFACTURING, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4440 Arville Street, #6	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 222-9532

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

See Item 8.01 below. In connection with the closing of the transaction for the change in domicile from New York to Nevada, the articles of incorporation and bylaws of the surviving Nevada corporation are now the articles and bylaws of our corporation. The new articles of incorporation have increased our authorized capitalization to 1,010,000,000 shares of which 1,000,000,000 shares are authorized as common stock, par value $0.00001 per share and 10,000,000 shares of preferred stock, par value $0.00001 per share., of which 10,000 shares have been designated as series A preferred stock. Copies of the Articles of Incorporation and Bylaws are attached hereto as Exhibits and incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

A special meeting (the “Meeting") of stockholders of Bio Solutions Manufacturing, Inc., a New York corporation. was held on October 24, 2008 to the approve the change of our domicile from New York to Nevada by means of a merger of Bio Solutions, Manufacturing, Inc, a New York corporation with and into our wholly owned subsidiary Bio Solutions Manufacturing, Inc., a Nevada corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws, all as described in the in the information statement (filed with the SEC on September 17, 2008 delivered in connection with the Meeting (the “Information Statement”).

That the total number of votes entitled to vote at the Meeting was 1,901,592,228 votes and there were present at the Meeting in person 1,813,014,000 votes, which number constituted a quorum for the Meeting.

The proposal to reincorporate the Company from New York to Nevada by means of a merger of Bio Solutions, Manufacturing, Inc, a New York corporation with and into our wholly owned subsidiary Bio Solutions Manufacturing, Inc., a Nevada corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws, all as described in the in the Company’s Information Statement was approved:

For: 1,813,014,0000 Against: 0 Abstain: 0 Broker Non-Votes: 0

Under the terms of this reincorporation, each share of common stock and series A preferred stock of the previous New York corporation were converted into one fully paid and non-assessable share of common stock and series A preferred stock respsectively of the new Nevada corporation.

The reincorporation closed on October 31, 2008

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

3.1	Articles of Incorporation of Bio Solutions Manufacturing, Inc., a Nevada corporation (1)
3.2	Bylaws of Bio Solutions Manufacturing, Inc., a Nevada corporation (2)

(1) Filed as an Appendix B to our Definitive Information Statement on Form 14C filed with the Securities and Exchange Commission on September 17, 2008 and incorporated herein by reference.
(2) Filed as an Appendix C to our Definitive Information Statement on Form 14C filed with the Securities and Exchange Commission on September 17, 2008 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC.

(Registrant)

Date: November 5, 2008	By: /s/ Patricia M. Spretizer
Patricia M. Spreitzer, Secretary